UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 15, 2025

reAlpha Tech Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41839	86-3425507
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6515 Longshore Loop, Suite 100, Dublin, OH 43017

(Address of principal executive offices and zip code)

(707) 732-5742

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AIRE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 15, 2025, reAlpha Tech Corp. (the “Company”) entered into a consent, release and waiver (the “Waiver”) with Streeterville Capital, LLC (“Streeterville”) relating to that certain note purchase agreement (the “Note Purchase Agreement”) and related secured promissory note (the “Note”) with Streeterville, each dated as of August 14, 2024. Pursuant to Section 4(v) of the Note Purchase Agreement, the Company is prohibited from agreeing to lock-ups longer than 75 days during any 12-month period that limit future variable rate transactions with and securities issuances to Streeterville or Streeterville’s affiliates.

The Waiver permits the Company to comply with the standstill provisions required by the securities purchase agreement for the Company’s proposed follow-on equity offering registered on Form S-1 (the “Offering”), which the Company filed as an exhibit to such Form S-1. The Waiver permits the Company to restrict itself from entering into (i) variable rate financings for a period of up to one year following the closing of the offering, and (ii) any equity financings for a period of up to 60 days from the closing of the offering, in each case subject to certain exceptions. In addition, pursuant to the Waiver, Streeterville agreed that the Company’s adherence to the restrictions in the securities purchase agreement for the Offering will not constitute a breach of the terms, covenants and obligations under the Note Purchase Agreement or the Note and will not constitute a Trigger Event or Event of Default (each as defined in the Note) under the Note Purchase Agreement or the Note. The Waiver will lapse if the Offering is not conducted on or before July 31, 2025.

The foregoing description of the Waiver in this Current Report on Form 8-K (this “Form 8-K”) does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to the full text of the Waiver, a copy of which is filed hereto as Exhibit 10.1 and incorporated herein by reference.

This Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any sale, of the securities referred to herein in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Consent, Release and Waiver, dated as of July 15, 2025, by and between reAlpha Tech Corp. and Streeterville Capital, LLC (incorporated by reference to Exhibit 10.44 to Amendment No. 2 to the Company’s Registration Statement on Form S-1 (SEC File No. 333-288571) filed July 16, 2025).
104*	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 16, 2025	reAlpha Tech Corp.

	By:	/s/ Michael J. Logozzo
Michael J. Logozzo
Chief Executive Officer

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